UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 16, 2014

McGraw-Hill Global Education Intermediate Holdings, LLC

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-193697-01	80-0899362
(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza New York, NY	10121
(Address of Principal Executive Offices)	(Zip Code)

(646) 766-2626

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On May 15, 2014, McGraw-Hill Global Education Intermediate Holdings, LLC (the “Company”) issued the quarterly supplemental financial information attached hereto as Exhibit 99.1 announcing its results of operations for the fiscal quarter ended March 31, 2014 and provided such information to its lenders and noteholders.

Item 7.01	Regulation FD Disclosure

As disclosed in Item 2.02 above, on May 15, 2014, the Company provided the quarterly supplemental financial information attached hereto as Exhibit 99.1 to its lenders and noteholders.

The information set forth in Items 2.02 and 7.01 hereto and in the attached Exhibit 99.1 is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) - Exhibits

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Description

99.1	Quarterly supplemental information for the fiscal quarter ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

McGraw-Hill Global Education Intermediate Holdings, LLC

By:	/s/ David Stafford
Name: David Stafford
Title: Senior Vice President and General Counsel

Dated: May 16, 2014

Exhibit No.	Description

99.1	Quarterly supplemental information for the fiscal quarter ended March 31, 2014.